24. Net Revenue from Sale and Services	12 Months Ended
Dec. 31, 2017
Net Revenue From Sale And Services
Net Revenue from Sale and Services

	2017	2016	2015

Gross revenue from sale	82,134,879	79,361,004	77,463,652
Gross revenue from services	728,590	621,823	568,556
Sales taxes	(1,936,077)	(1,929,288)	(2,011,860)
Discounts and sales returns	(927,557)	(703,305)	(360,777)
Deferred revenue (see Note 21)	7,587	2,721	(4,297)

Net revenue from sales and services	80,007,422	77,352,955	75,655,274